______________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                         Date of Report August 19, 2003



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                      001-16587             58-1597246
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)




                         12727 Kimberly Lane, Suite 200
                              HOUSTON, TEXAS 77024
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

 ______________________________________________________________________________

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.   Description of Document
-----------   ------------------------------------------------------------------
99.1          Press release dated August 19, 2003.  SurgiCare, Inc. reports second quarter 2003 financial results.




ITEM 12.  Results of Operations and Financial Condition

On August 19, 2003, SurgiCare, Inc. issued a press release reporting its second quarter 2003 financial results. The press release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SURGICARE, INC.



Date:  August 19, 2003                         By:   /s/  Phil Scott
                                                     --------------------------
                                                     Phil Scott
                                                     Chief Financial Officer